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EXHIBIT 10.3

                         CITIZENS & NORTHERN CORPORATION

                   INDEPENDENT DIRECTORS STOCK INCENTIVE PLAN

                             STOCK OPTION AGREEMENT

     A STOCK OPTION for a total of ______________ SHARES of common stock, par value $1.00, of Citizens & Northern Corporation, a Pennsylvania business corporation (herein the "Corporation") is hereby granted as of January 3, 2005 to ____________________ (herein the "Director"), subject in all respects to the terms and provisions of Citizens & Northern Corporation Independent Stock Incentive Plan (herein the "Plan"), dated April 17, 2001, which has been adopted by the Corporation's shareholders and which is incorporated herein by reference. The option price as determined under paragraph 8 of the Plan is __________________ ($______) Dollars per share.

     This Option may not be exercised more than ten (10) years from the date of its grant, and may be exercised during such term only in accordance with the terms of the Plan.

                           RESTRICTED STOCK AGREEMENT

     A total of __________ SHARES of RESTRICTED common STOCK, par value $1.00, of Citizens & Northern Corporation, a Pennsylvania business corporation (herein the "Corporation") is hereby awarded as of January 3, 2005 to _______________________ (herein the "Director"), subject in all respects to the terms and provisions of Citizens & Northern Corporation Independent Stock Incentive Plan (herein the "Plan"), dated April 17, 2001, which has been adopted by the Corporation's shareholders and which is incorporated herein by reference.

     These shares cannot be sold, exchanged, transferred, pledged or otherwise disposed of, except in accordance with the Plan. These transferability restrictions will lapse as follows: ___ shares on _______ __, 2___ ; ___ shares on _________ __, 2___; and ___ shares on _________ __, 2___.

Dated: January 3, 2005

                                        CITIZENS & NORTHERN CORPORATION


                                        BY
                                           -------------------------------------
                                           Craig G. Litchfield
                                           Chairman, President &
                                           Chief Executive Officer

ATTEST:


-------------------------------------
Kathleen M. Osgood
Corporate Secretary

     The Director acknowledges receipt of a copy of the Plan, and represents that he or she is familiar with the terms and provisions thereof. The Director hereby accepts this Option and Award subject to all the terms and provisions of the Plan.

Dated:
       ------------------------------


                                        --------------------------------
                                        Director


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